  Exhibit 10.6

CONSENT AND LIMITED WAIVER AGREEMENT

This Consent and Limited Waiver Agreement (this “Waiver”) is entered into as of the November 1, 2019, by and among Peter Steelman (“Steelman”), James Flynn (“Flynn”), and Deerfield CSF, LLC, on behalf of itself and its affiliates (“Deerfield”, and collectively with Steelman and Flynn, the “Deerfield Parties”), Avadel U.S. Holdings, Inc. and its subsidiaries and affiliates (collectively, “Avadel”), Armistice Capital Master Fund, Ltd. (“Armistice”), Cerecor Inc. (“Cerecor”), Aytu BioScience, Inc. (“Buyer”) and Aytu Therapeutics LLC (“Aytu Therapeutics”).

RECITALS

WHEREAS, the Deerfield Parties and Avadel (including through its affiliated entities) are parties to that certain Membership Interest Purchase Agreement dated as of February 5, 2016, as may be amended from time to time (the “Deerfield Agreement”);

WHEREAS, pursuant to that certain Asset Purchase Agreement dated February 12, 2018 (the “Prior APA”), Cerecor purchased from Avadel certain assets and assumed certain liabilities, including certain of Avadel’s liabilities under the Deerfield Agreement;

WHEREAS, Cerecor and Buyer have entered into an Asset Purchase Agreement dated as of October 10, 2019 (the “APA”) pursuant to which Buyer will purchase certain assets from Cerecor and assume certain of Cerecor’s liabilities, including all of Cerecor’s assets and liabilities arising under the Deerfield Agreement and, to the extent related to or arising out of the operation of the Business (as defined in the APA) after the Closing (as defined in the APA), the Prior APA (the “Asset Purchase”);

WHEREAS, each of Armistice and Cerecor have agreed to enter into Guarantees in favor of the Deerfield Parties in substantially the forms attached hereto as Exhibits A-1 and A-2 (the “Armistice Guaranty” and “Cerecor Guarantee”, respectively, and collectively, the “Guarantees”);

WHEREAS, Armistice has agreed to deposit $15,000,000 (the “Escrow Funds”) in an escrow account (the “Escrow Account”) governed by that certain escrow agreement dated on or about the date hereof by and among Armistice, the Deerfield Parties and JPMorgan Chase Bank, N.A. (the “Escrow Agent”), in substantially the form attached hereto as Exhibit B (the “Escrow Agreement”) for the purpose of securing the portion of the Primary Obligations under the Armistice Guarantee comprised of the balloon payment of $15,000,000 due to the Deerfield Parties by Buyer on the last business day of January 2021 or earlier in accordance with Section 1.6(g) of the Deerfield Agreement (the “Balloon Payment Obligation”);

WHEREAS, neither Buyer nor Cerecor would agree to consummate the Asset Purchase without the prior written consent, release and limited waiver of and by Avadel and the Deerfield Parties as set forth herein; and

WHEREAS, in consideration of Buyer’s agreement to assume certain liabilities under the Deerfield Agreement as set forth in the APA, as well as the Escrow Agreement and the Guarantees, the Deerfield Parties and Avadel desire to provide this consent, release and limited waiver.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows.

1. Defined Terms. Capitalized terms used herein (including in the preamble and recitals above) but not otherwise defined herein have the meanings ascribed to them in the Deerfield Agreement.

2. Reliance. The parties hereto acknowledge and agree that the effectiveness of the Deerfield Parties’ consent and waiver, as set forth in Sections 6 and 7 below, is contingent upon (a) Armistice entering into the Escrow Agreement and depositing $15,000,000 in the Escrow Account thereunder, (b) Armistice and Cerecor entering into the Guarantees and (c) payment by Cerecor of the attorney fees incurred by the Deerfield Parties in connection with transactions contemplated hereby.

3. Security Arrangements.

(a) In the event that the Deerfield Parties do not receive payment of the Balloon Payment Obligation in full when due and the Escrow Funds are still in the Escrow Account, then, upon written request from Deerfield, Armistice and the Deerfield Parties shall sign and deliver to the Escrow Agent a joint written instruction sufficient under the Escrow Agreement to cause the Escrow Agent to deliver Escrow Funds to the Deerfield Parties in an amount sufficient such that the Deerfield Parties receive the amount of the Balloon Payment Obligation in full with any excess Escrow Funds being disbursed to Armistice. The Deerfield Parties acknowledge and agree that they will seek payment from the Escrow Funds pursuant to this Section 3(a) before requesting payment from Avadel pursuant to the Avadel Guarantee; provided, that such agreement does not limit the rights of the Deerfield Parties pursuant to the Avadel Guarantee in the event that payment is not timely made from the Escrow Funds with respect to the Balloon Payment Obligation.

(b) In the event that the Deerfield Parties do receive payment of the Balloon Payment Obligation in full when due and the Escrow Funds are still in the Escrow Account, then, upon written request from Armistice, Armistice and the Deerfield Parties shall sign and deliver to the Escrow Agent a joint written instruction sufficient under the Escrow Agreement to cause the Escrow Agent to deliver the Escrow Funds to Armistice.

(c) In the event that Armistice arranges for an Acceptable Letter of Credit to be issued in favor of the Deerfield Parties, then, upon written request from Armistice, Armistice and the Deerfield Parties shall sign and deliver to the Escrow Agent a joint written instruction sufficient under the Escrow Agreement to cause the Escrow Agent to deliver the Escrow Funds to Armistice. An “Acceptable Letter of Credit” means a letter of credit that is (i) issued by a bank domiciled in the United States acceptable to Deerfield, (ii) on a form acceptable to Deerfield, (iii) is in the amount of $15,000,000, (iv) is for the benefit of the Deerfield Parties, (v) does not expire until the last business day of February 2021, and (vi) permits the Deerfield Parties to draw on such letter of credit immediately if the Deerfield Parties do not receive payment of the Balloon Payment Obligation in full when due.

4. Assumption. Buyer acknowledges and agrees that: (i) it has assumed all obligations under the provisions of the Deerfield Agreement set forth on Appendix A; (ii) this limited waiver of the Asset Purchase as an Acceleration Trigger Event only applies to the Asset Purchase and any future events, facts or circumstances that constitute an Acceleration Trigger Event are not waived; (iii) the definition of “Net Sales” in the Deerfield Agreement shall hereby be deemed to include, among other items, the amounts invoiced for sales of Products by or on behalf of Buyer or any of its Affiliates or any direct or indirect assignee or licensee of Buyer or any of its Affiliates; and (iv) the audit rights of the Deerfield Parties in Section 1.6(d) of the Deerfield Agreement shall apply to the books and records of Buyer and its Affiliates.

5. Security Interest. Buyer’s subsidiary, Aytu Therapeutics, which will hold the Purchased Assets (as defined below), hereby pledges, assigns, hypothecates, transfers and grants to the Deerfield Parties, a first priority lien upon and security interest in, all of its right, title and interest in and to the Purchased Assets (as defined in the APA) to the extent such Purchased Assets were also “Purchased Assets” under the Prior APA. The Purchased Assets shall secure the full and prompt payment, at any time and from time to time as and when due (whether at the stated payment date, by acceleration or otherwise), of Buyer’s obligations under the provisions of the Deerfield Agreement set forth on Appendix A. Buyer and the Deerfield Parties acknowledge that the Purchased Assets constitute the FSC Assets Collateral for purposes of Buyer’s obligations under the provisions of the Deerfield Agreement set forth on Appendix A (including, without limitation, Sections 1.7(b) and (c)).

6. Deerfield Consent and Limited Waiver. The Deerfield Parties hereby (i) consent to the Asset Purchase and Cerecor and Buyer’s entry into the APA for all purposes, (ii) represent and warrant to Cerecor and Buyer that to the actual knowledge of Steelman and Flynn no breach of the Deerfield Agreement exists as of the date hereof and no such breach will occur as a result of the consummation of the Asset Purchase, (iii) agree that the Asset Purchase is not, and will not be deemed to be, an Acceleration Trigger Event, (iv) irrevocably waive all rights with respect to Section 1.6(g) of the Deerfield Agreement only in connection with the Asset Purchase (but not any future events), (v) irrevocably waive, discharge and release Cerecor and Buyer from any claim that Cerecor or Buyer is in breach of Section 1.6(g) of the Deerfield Agreement only as a result of the Asset Purchase (but not any future events), (vi) agree that the provisions of the Deerfield Agreement set forth on Appendix A hereto (as such obligations may be expressly modified therein with respect to the Deferred Consideration and each Deferred Payment related thereto), and all obligations of Cerecor arising thereunder, are assigned to Buyer, and (vii) agree that if (a) Buyer is current in its payment obligations to the Deerfield Parties and (b) makes a payment to the Deerfield Parties in advance of such payment being due and payable (a “Prepayment”), then Buyer may designate whether such Prepayment is deemed to be a Fixed Payment or a Deferred Payment.

7. Avadel Consent and Release. In accordance with Section 7.6 of the Prior APA, Avadel hereby (a) consents to Cerecor’s assignment to Buyer of all Cerecor’s rights, interests and obligations under the Prior APA and Cerecor and Buyer’s entry into the APA for all purposes, and (b) represents and warrants to Cerecor and Buyer that to the actual knowledge of Avadel no breach of the Prior APA exists as of the date hereof and no such breach will occur as a result of the consummation of the Asset Purchase. Avadel, on behalf of itself and its Affiliates, hereby releases Cerecor from all obligations under the Prior APA. Avadel further acknowledges and agrees to the modification of the payment terms with respect to the Deferred Consideration and Deferred Payments pursuant to the APA and agrees that such modification is hereby incorporated into the terms of the Deerfield Agreement, subject to the guarantee of such obligations by Armistice pursuant to the Armistice Guarantee. Avadel also acknowledges and agrees that its Guarantee (the “Avadel Guarantee’) issued on February 16, 2018, in favor of the Deerfield Parties remains in full force and effect notwithstanding the assignment of the Obligations (as defined in the Avadel Guarantee) to Buyer and the modification of the payment terms with respect to the Deferred Consideration and Deferred Payments.

8. No Breach. Cerecor hereby represents and warrants that no breach of the Deerfield Agreement exists as of the date hereof.

9. No Modification. Except as amended, waived or consented to hereby, the Deerfield Agreement remains unmodified and in full force and effect.

10. Successors and Assigns. The provisions of this Waiver will inure to the benefit of and be binding on each of the Deerfield Parties, Cerecor and Buyer and their permitted assigns (if any).

11. Governing Law. This Waiver shall be governed by, and construed, interpreted and enforced in accordance with, the laws of the Delaware. Any legal action or proceeding with respect to this Waiver will be brought solely and exclusively in any state or federal court of competent jurisdiction in Delaware. By execution and delivery of this Waiver, each party hereto hereby irrevocably consents to and accepts, for itself and in respect of its property, generally and unconditionally the sole and exclusive jurisdiction of such courts. Each party hereto hereby further irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Waiver.

12. Notice. Each party and express beneficiary irrevocably consents to the service of process out of any of the courts referred to in this Waiver in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at its address set forth in the Deerfield Agreement, or with respect to Cerecor, to: Cerecor, Inc., 540 Gaither Road, Suite 400, Rockville, Maryland 20850, attention: Joe Miller, via email: jmiller@cerecor.com, with a copy (that does not constitute notice) to Wyrick Robbins Yates & Ponton LLP, 4101 Lake Boone Trail, Suite 300, Raleigh, North Carolina 27607, attention: Don Reynolds, via email: dreynolds@wyrick.com, or with respect to Buyer, to: Aytu BioScience, Inc., 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112, attention: David Green, CFO, via email: dgreen@aytubio.com, with a copy (that does not constitute notice) to Dorsey & Whitney, 111 S Main Street, Suite 2100, Salt Lake City, UT 84111, attention: Nolan Taylor, or with respect to Armistice, to: Armistice Capital Master Fund, Ltd., 510 Madison Avenue, 22nd Floor, New York, NY 10022, attention: Anthony Cordone, via email: acordone@armisticecapital.com. Each party irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any suit, action or proceeding commenced hereunder that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of a party to serve process on the other party in any other manner permitted by law.

13. Counterparts. This Waiver may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument. Any counterpart may be executed by facsimile or pdf signature and such facsimile or pdf signature shall be deemed an original.

14.    Disclosure.  On or before 8:00 a.m., New York time, on the business day immediately following the date hereof, Buyer shall file a Current Report on Form 8-K meeting all of the requirements of Item 1.01 thereof, which Form 8-K shall disclose the closing of the transactions contemplated by the APA, disclose all the material terms of the transactions contemplated by this Waiver and the Guarantees (and any previously undisclosed terms of the APA) and shall attach each of the APA (to the extent not previously publicly filed), this Waiver and the Guarantees, in each of their entireties.  Each of Avadel, Cerecor, and Buyer (each a “Disclosing Party”) expressly acknowledges, represents and agrees that after such filing, (i) all material, non-public information (if any) provided or made available to the Deerfield Parties and their affiliates (and their respective agents and representatives)  by such Disclosing Party or any of its officers, directors, employees, affiliates or agents in connection with the transactions contemplated by the APA, the Prior APA, this Waiver, the Guarantees, or otherwise prior to the date hereof, shall have been publicly disclosed. and (ii) that from and after such filing, the Deerfield Parties and their affiliates (and their respective agents and representatives) shall not have any duty to any Disclosing Party of trust or confidence with respect to, or a duty to any Disclosing Party not to trade in any securities on the basis of, any information regarding such Disclosing Party (unless expressly agreed to by such Deerfield Party in a written definitive and binding and binding agreement executed by such Disclosing Party and Deerfield Party or customary oral (confirmed by e-mail) “wall cross” agreement).

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Consent and Limited Waiver Agreement as of the day and year first above written.

DEERFIELD PARTIES:	Deerfield CSF, LLC

By:_________________________________
Name:_______________________________ Title:________________________________

____________________________________
Peter Steelman

____________________________________
James Flynn

[Signature Page to Consent, Release and Limited Waiver Agreement]

AVADEL:

Avadel U.S. Holdings, Inc.

By: ____________________________________
Name: ____________________________________ Title: ____________________________________

[Signature Page to Consent, Release and Limited Waiver Agreement]

ARMISTICE

Armistice Capital Master Fund, Ltd.

By: ____________________________________
Name: ____________________________________ Title: ____________________________________

[Signature Page to Consent, Release and Limited Waiver Agreement]

CERECOR:

Cerecor Inc.

By: ____________________________________
Name: ____________________________________ Title: ____________________________________

[Signature Page to Consent, Release and Limited Waiver Agreement]

BUYER:

Aytu BioScience, Inc.

By: ____________________________________
Name: ____________________________________ Title: ____________________________________

BUYER SUBSIDIARY:

Aytu Therapeutics LLC

By: ____________________________________
Name: ____________________________________ Title: ____________________________________

[Signature Page to Consent, Release and Limited Waiver Agreement]

Exhibit A-1
Armistice Guarantee

GUARANTEE

GUARANTEE, dated as of November 1, 2019 (this “Guarantee”), made by Armistice Capital Master Fund, Ltd. (the “Guarantor”), in favor of Deerfield CSF, LLC, Peter Steelman and James Flynn (each a “Guaranteed Party” and collectively, the “Guaranteed Parties”).

WHEREAS, Avadel US Holdings, Inc., Avadel Pharmaceuticals plc, and certain of their affiliated parties (collectively, “Avadel”) and the Guaranteed Parties, are parties to that certain Membership Interest Purchase Agreement, dated February 5, 2016 (the “MIPA”);

WHEREAS, Avadel entered into an Asset Purchase Agreement with Cerecor Inc. (“Cerecor”) dated February 12, 2018 (the “Prior APA”);

WHEREAS, Cerecor has entered into an Asset Purchased Agreement with Aytu BioScience, Inc. (“Debtor”), dated as of or about the date hereof (the “APA”);

WHEREAS, under the APA, Debtor will purchase certain assets from Cerecor and assume certain of Cerecor’s liabilities, including all of Cerecor’s assets and liabilities arising under the MIPA and, to the extent related to or arising out of the operation of the Business (as defined in the APA) after the Closing (as defined in the APA), the Prior APA (the “Assignment”);

WHEREAS, notwithstanding the Assignment, Avadel remains obligated to the Guaranteed Parties under such assigned rights and obligations;

WHEREAS, in connection with the Assignment, the Guaranteed Parties have requested that the Guarantor provide this Guarantee and Guarantor is willing to provide such Guarantee; and

WHEREAS, Cerecor also intends to provide a guarantee of the Obligations (as defined below) in favor of the Guaranteed Parties dated on or about the date hereof (the “Cerecor Guarantee”);

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by the Guarantor, the Guarantor hereby agrees in favor of the Guaranteed Parties as follows:

1. Guarantee. The Guarantor hereby unconditionally and irrevocably, as a primary obligor and not only a surety, guarantees the prompt payment and performance to the Guaranteed Parties when due of any of Debtor’s obligations set forth in Section 1.2(a), Section 1.6(a), Section 1.6(b), and Section 1.6(g) of the MIPA (whether direct or indirect, joint or several, absolute or contingent, matured or unmatured) (collectively, the “Primary Obligations”). The Guarantor further agrees that, with respect to Debtor’s obligation to pay the Deferred Payments pursuant to Section 1.6(a) of the MIPA, if the aggregate of the Deferred Payments made by Debtor in any full calendar month between (and including) November 1, 2019 and February 5, 2026 is less than $100,000 and the Guaranteed Parties have not received payment of such deficiency when due, then the Guarantor shall pay to the Guaranteed Parties the amount of such deficiency (the “Deferred Obligation”), it being agreed that, if Debtor’s obligation to pay the Deferred Payments is still in effect, the foregoing Deferred Obligation shall be prorated on a daily basis for the month of February 2026;provided, however, that if Debtor’s obligation to pay the Deferred Payments terminates because $12,500,000 of Deferred Payments has been paid in the aggregate to the Guaranteed Parties (including payments prior to the date hereof), the foregoing obligation of Guarantor shall no longer be in effect. The Deferred Payment Obligation and the Primary Obligations hereinafter collectively referred to as, the “Obligations”.

2. Payment by Guarantor. If all or any part of the Obligations shall not be punctually paid when due, whether at demand, maturity, acceleration or otherwise, the Guarantor shall, immediately upon demand by the Guaranteed Parties, and without presentment protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever, but subject to the other terms of this Guarantee, pay in lawful money of the United States of America, the amount then due on the Obligations to the Guaranteed Parties at the Guaranteed Parties’ address set forth herein. Such demand(s) may be made at any time coincident with or after the time any of the Obligations become due. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

3. Additional Security. If Guarantor fails to satisfy the portion of the Primary Obligations comprised of the balloon payment of $15,000,000 due to the Guaranteed Parties on the last business day of January 2021 or earlier in accordance with Section 1.6(g) of the MIPA (the “Balloon Payment Obligation”), then Guarantor acknowledges and agrees that the Guaranteed Parties may take any and all actions provided for under, as applicable, the escrow agreement dated on or about the date hereof by and among the Guarantor, the Guaranteed Parties, and JPMorgan Chase Bank, N.A., or any Letter of Credit subsequently provided by Guarantor in favor of the Guaranteed Parties and with respect solely to the Balloon Payment Obligation.

4. No Duty To Pursue Others. It shall not be necessary for the Guaranteed Parties (and the Guarantor hereby waives any rights that the Guarantor may have to require the Guaranteed Parties), in order to enforce the obligations of the Guarantor hereunder, first to (i) institute suit or exhaust its remedies against Debtor or any other party that may be liable on the Obligations, (ii) enforce the Guaranteed Parties’ rights against any collateral which shall have been given to secure the Obligations, (iii) enforce the Guaranteed Parties’ rights against any other guarantors of the Obligations, (iv) join Debtor or any other party liable on the Obligations in any action seeking to enforce this Guarantee, or (v) resort to any other means of obtaining payment of the Obligations; provided, however, that if the Guaranteed Parties enforce their rights against collateral given by Debtor or the Guarantor, the Obligations shall be reduced accordingly.

5. Amount. The aggregate amount covered by this Guarantee shall not exceed $25,875,000 less any amount paid pursuant to the Cerecor Guarantee, plus reasonable costs and expenses, if any, including reasonable attorneys’ fees, incurred by the Guaranteed Parties to enforce any of its rights hereunder;provided, however, that such costs and expenses shall be payable by the Guarantor only to the extent the Guaranteed Parties are successful in enforcing this Guarantee (collectively, the “Guaranteed Cap”). The Guarantor’s liability under this Guarantee is specifically limited to the payment and performance of the Obligations (even if such Obligations are deemed to be damages).

6. Release of Obligations. This Guarantee will remain in full force and effect until all of the Obligations are irrevocably and unconditionally performed and paid in full or Debtor ceases to have any obligations in respect thereof in accordance with the terms of the APA.

7. Nature of Guarantee. This Guarantee may not be revoked by the Guarantor and shall continue to be effective with respect to any Obligations arising or created after any attempted revocation by the Guarantor. In the event that any payment of the Debtor to the Guaranteed Parties in respect of any Obligations is rescinded or must otherwise be returned to the Debtor or surrendered to any person for any reason whatsoever, then the Obligations or part thereof intended to be satisfied shall be reinstated or returned by the Guaranteed Parties to the Guarantor, and this Guarantee shall continue to be effective as if such payment had not been made or value received notwithstanding any revocation thereof; provided, however, that the Guaranteed Cap shall be reduced by the amount of such rescinded or returned payment.

8. Obligations Not Reduced by Offset. The Obligations and the liabilities and obligations of Guarantor to the Guaranteed Parties hereunder shall not be reduced, discharged, or released because or by reason of any existing or future offset, claim or defense of Debtor, or any other party, against a Guaranteed Party or against payment of the Obligations, whether such offset, claim or defense arises in connection with the Obligations (or the transactions creating the Obligations) or otherwise;provided, however, that if a Guaranteed Party proceeds against the Guarantor under the Obligations, the Guarantor shall be afforded all rights and defenses against such claim as would be available to the Debtor in connection with such claim.

9. Liability Absolute. Without limiting the generality of the foregoing, the liability of the Guarantor will not be released, discharged, diminished, limited or otherwise affected by: (i) any change in the name, existence, structure, powers, business, constitution, objects, capital, constating documents, by-laws, control or ownership of the Debtor, the Guarantor or any other person, or (ii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Debtor, it being the intention of the Debtor and the Guarantor that the Guarantor’s obligations hereunder shall not be discharged except by (a) the Guarantor’s or Debtor’s performance of such obligations, and then only to the extent of such performance, or (b) any other termination of such obligations, and then only to the extent of such termination.

10. Waivers. Guarantor agrees to the provisions of the APA, and hereby waives notice of (i) acceptance of this Guarantee, (ii) any amendment of the APA, (iii) the execution and delivery by Debtor and the Guaranteed Parties of any other agreement arising under or in connection with the APA, (iv) the occurrence of any breach by Debtor or an event of default; (v) the Guaranteed Parties’ transfer or disposition of the Obligations, or any part thereof, (vi) protest, proof of non-payment or default by Debtor, or (vii) any other action at any time taken or omitted by a Guaranteed Party, and, generally, all demands and notices of every kind in connection with this Guarantee or the APA, any documents or agreements evidencing, securing or relating to any of the Obligations and the obligations hereby guaranteed. Guarantor waives (a) diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Buyer or any of them with respect to the Obligations (b) notice of the existence or creation or non-payment of all or any of the Obligations, and (c) all diligence in collection or protection of or realization upon any Obligations or any guaranty of any Obligations.

11. Governing Law; Attornment. This Guarantee shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Any action, suit or other proceeding, at law or in equity, arising out of or relating to this Agreement or any agreements or transactions contemplated hereby shall only be brought in any state or federal court located in Delaware. THE PARTIES AGREE THAT JURISDICTION AND VENUE IN ANY ACTION BROUGHT BY ANY PARTY PURSUANT TO THIS AGREEMENT SHALL PROPERLY AND EXCLUSIVELY LIE IN SUCH COURTS. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY IRREVOCABLY AND EXCLUSIVELY SUBMITS TO THE JURISDICTION OF SUCH COURTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY WITH RESPECT TO SUCH ACTION. THE PARTIES IRREVOCABLY AGREE THAT VENUE WOULD BE PROPER IN SUCH COURT, AND HEREBY WAIVE ANY OBJECTION THAT SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH ACTION. THE PARTIES FURTHER AGREE THAT THE MAILING BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, OF ANY PROCESS REQUIRED BY ANY SUCH COURT SHALL CONSTITUTE VALID AND LAWFUL SERVICE OF PROCESS AGAINST THEM, WITHOUT NECESSITY FOR SERVICE BY ANY OTHER MEANS PROVIDED BY STATUTE OR RULE OF COURT. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (III) IT MAKES SUCH WAIVER VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN PARAGRAPH.

12. Successors and Assigns. The provisions of this Guarantee will be binding upon and inure to the benefit of the Guaranteed Parties and will be binding upon the Guarantor and its successors. This Guarantee may not be assigned by the Guarantor or the Guaranteed Parties without the prior written consent of the other.

13. Severability. Wherever possible, any provision in this Guarantee which is held invalid or unenforceable by a court of competent jurisdiction from which no further appeal has or is taken shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guarantee, and any such invalidity or unenforceability in any one jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14. Notice. All notices, requests, claims, demands and other communications hereunder shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery, by prepaid overnight courier (providing written proof of delivery), by transmission-mail (with confirmation of transmission other than by means of an automatically- generated reply) or by certified or registered mail (return receipt requested and first class postage prepaid), addressed as follows (or at such other address for a party as shall be specified by like notice):

If to the Guaranteed Parties:

780 Third Avenue 37th Floor
New York, NY 10017
Fax: (212) 573-8111
Email:
Attention: James E. Flynn, Peter Steelman, David J. Clark

with a copy to (which shall not constitute notice):

Robinson, Bradshaw & Hinson, P.A.
101 North Tryon Street, Suite 1900
Charlotte, NC 28246
Fax: (704) 339-3428
Email: mhenry@robinsonbradshaw.com
Attention: Mark O. Henry

If to the Guarantor:

Armistice Capital Master Fund, Ltd.
510 Madison Avenue; 22nd Floor
New York, NY 10022
Attn: Anthony Cordone
e-mail: acordone@armisticecapital.com

provided that any notice received at the addressee’s location on any business day after 5:00 p.m. (addressee’s local time) shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next business day.

15. Amendment. No term or provision of this Guarantee shall be amended, modified, altered, waived or supplemented except in a writing signed by Guarantor and the Guaranteed Parties.

[The remainder of this page has been intentionally left blank.]

THIS GUARANTEE executed effective the date first written above.

Armistice Capital Master Fund, Ltd.

By:
Name
Title

Acknowledged and accepted:
Deerfield CSF, LLC

By:
Name: Title:

______________________________
Peter Steelman

______________________________
James Flynn

Exhibit A-2
Cerecor Guarantee

GUARANTEE

GUARANTEE, dated as of November 1, 2019 (this “Guarantee”), made by Cerecor Inc. (the “Guarantor”), in favor of Deerfield CSF, LLC, Peter Steelman and James Flynn (each a “Guaranteed Party” and collectively, the “Guaranteed Parties”).

WHEREAS, Avadel US Holdings, Inc., Avadel Pharmaceuticals plc, and certain of their affiliated parties (collectively, “Avadel”) and the Guaranteed Parties, are parties to that certain Membership Interest Purchase Agreement, dated February 5, 2016 (the “MIPA”);

WHEREAS, Avadel entered into an Asset Purchase Agreement with the Guarantor dated February 12, 2018 (the “Prior APA”);

WHEREAS, the Guarantor has entered into an Asset Purchased Agreement with Aytu BioScience, Inc. (“Debtor”), dated as of or about the date hereof (the “APA”);

WHEREAS, under the APA, Debtor will purchase certain assets from the Guarantor and assume certain of the Guarantor’s liabilities, including all of the Guarantor’s assets and liabilities arising under the MIPA and, to the extent related to or arising out of the operation of the Business (as defined in the APA) after the Closing (as defined in the APA), the Prior APA (the “Assignment”);

WHEREAS, notwithstanding the Assignment, Avadel remains obligated to the Guaranteed Parties under such assigned rights and obligations;

WHEREAS, in connection with the Assignment, the Guaranteed Parties have requested that the Guarantor provide this Guarantee and the Guarantor is willing to provide such Guarantee; and

WHEREAS, Armistice Capital Master Fund, Ltd. also intends to provide a guarantee of the Obligations (as defined below) in favor of the Guaranteed Parties dated on or about the date hereof (the “Armistice Guarantee”);

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by the Guarantor, the Guarantor hereby agrees in favor of the Guaranteed Parties as follows:

16. Guarantee. The Guarantor hereby unconditionally and irrevocably, as a primary obligor and not only a surety, guarantees the prompt payment and performance to the Guaranteed Parties when due of any amounts or obligations set forth in Section 1.2(a), Section 1.6(a), Section 1.6(b), and Section 1.6(g) of the MIPA (whether direct or indirect, joint or several, absolute or contingent, matured or unmatured) (collectively, the “Primary Obligations”). The Guarantor further agrees that, with respect to Debtor’s obligation to pay the Deferred Payments pursuant to Section 1.6(a) of the MIPA, if the aggregate of the Deferred Payments made by Debtor in any full calendar month between (and including) November 1, 2019 and February 5, 2026 is less than $100,000 and the Guaranteed Parties have not received payment of such deficiency when due, then the Guarantor shall pay to the Guaranteed Parties the amount of such deficiency (the “Deferred Obligation”), it being agreed that, if Debtor’s obligation to pay the Deferred Payments is still in effect, the foregoing Deferred Obligation shall be prorated on a daily basis for the month of February 2026;provided, however, that if Debtor’s obligation to pay the Deferred Payments terminates because $12,500,000 of Deferred Payments has been paid in the aggregate to the Guaranteed Parties (including payments prior to the date hereof), the foregoing obligation of Guarantor shall no longer be in effect. The Deferred Payment Obligation and the Primary Obligations hereinafter collectively referred to as, the “Obligations”.

17. Payment by Guarantor. If all or any part of the Obligations shall not be punctually paid when due, whether at demand, maturity, acceleration or otherwise, the Guarantor shall, immediately upon demand by the Guaranteed Parties, and without presentment protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever, but subject to the other terms of this Guarantee, pay in lawful money of the United States of America, the amount then due on the Obligations to the Guaranteed Parties at the Guaranteed Parties’ address set forth herein. Such demand(s) may be made at any time coincident with or after the time any of the Obligations become due. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

18. [Reserved].

19. No Duty To Pursue Others. It shall not be necessary for the Guaranteed Parties (and the Guarantor hereby waives any rights that the Guarantor may have to require the Guaranteed Parties), in order to enforce the obligations of the Guarantor hereunder, first to (i) institute suit or exhaust its remedies against Debtor or any other party that may be liable on the Obligations, (ii) enforce the Guaranteed Parties’ rights against any collateral which shall have been given to secure the Obligations, (iii) enforce the Guaranteed Parties’ rights against any other guarantors of the Obligations, (iv) join Debtor or any other party liable on the Obligations in any action seeking to enforce this Guarantee, or (v) resort to any other means of obtaining payment of the Obligations; provided, however, that if the Guaranteed Parties enforce their rights against collateral given by Debtor or the Guarantor, the Obligations shall be reduced accordingly.

20. Amount. The aggregate amount covered by this Guarantee shall not exceed $25,875,000 less any amount paid pursuant to the Armistice Guarantee, plus reasonable costs and expenses, if any, including reasonable attorneys’ fees, incurred by the Guaranteed Parties to enforce any of its rights hereunder; provided, however, that such costs and expenses shall be payable by the Guarantor only to the extent the Guaranteed Parties are successful in enforcing this Guarantee (collectively, the “Guaranteed Cap”). The Guarantor’s liability under this Guarantee is specifically limited to the payment and performance of the Obligations (even if such Obligations are deemed to be damages).

21. Release of Obligations. This Guarantee will remain in full force and effect until all of the Obligations are irrevocably and unconditionally performed and paid in full or Debtor ceases to have any obligations in respect thereof in accordance with the terms of the APA.

22. Nature of Guarantee. This Guarantee may not be revoked by the Guarantor and shall continue to be effective with respect to any Obligations arising or created after any attempted revocation by the Guarantor. In the event that any payment of the Debtor to the Guaranteed Parties in respect of any Obligations is rescinded or must otherwise be returned to the Debtor or surrendered to any person for any reason whatsoever, then the Obligations or part thereof intended to be satisfied shall be reinstated or returned by the Guaranteed Parties to the Guarantor, and this Guarantee shall continue to be effective as if such payment had not been made or value received notwithstanding any revocation thereof; provided, however, that the Guaranteed Cap shall be reduced by the amount of such rescinded or returned payment.

23. Obligations Not Reduced by Offset. The Obligations and the liabilities and obligations of Guarantor to the Guaranteed Parties hereunder shall not be reduced, discharged, or released because or by reason of any existing or future offset, claim or defense of Debtor, or any other party, against a Guaranteed Party or against payment of the Obligations, whether such offset, claim or defense arises in connection with the Obligations (or the transactions creating the Obligations) or otherwise;provided, however, that if a Guaranteed Party proceeds against the Guarantor under the Obligations, the Guarantor shall be afforded all rights and defenses against such claim as would be available to the Debtor in connection with such claim.

24. Liability Absolute. Without limiting the generality of the foregoing, the liability of the Guarantor will not be released, discharged, diminished, limited or otherwise affected by: (i) any change in the name, existence, structure, powers, business, constitution, objects, capital, constating documents, by-laws, control or ownership of the Debtor, the Guarantor or any other person, or (ii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Debtor, it being the intention of the Debtor and the Guarantor that the Guarantor’s obligations hereunder shall not be discharged except by (a) the Guarantor’s or Debtor’s performance of such obligations, and then only to the extent of such performance, or (b) any other termination of such obligations, and then only to the extent of such termination.

25. Waivers. Guarantor agrees to the provisions of the APA, and hereby waives notice of (i) acceptance of this Guarantee, (ii) any amendment of the APA, (iii) the execution and delivery by Debtor and the Guaranteed Parties of any other agreement arising under or in connection with the APA, (iv) the occurrence of any breach by Debtor or an event of default; (v) the Guaranteed Parties’ transfer or disposition of the Obligations, or any part thereof, (vi) protest, proof of non-payment or default by Debtor, or (vii) any other action at any time taken or omitted by a Guaranteed Party, and, generally, all demands and notices of every kind in connection with this Guarantee or the APA, any documents or agreements evidencing, securing or relating to any of the Obligations and the obligations hereby guaranteed. Guarantor waives (a) diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Buyer or any of them with respect to the Obligations (b) notice of the existence or creation or non-payment of all or any of the Obligations, and (c) all diligence in collection or protection of or realization upon any Obligations or any guaranty of any Obligations.

26. Governing Law; Attornment. This Guarantee shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Any action, suit or other proceeding, at law or in equity, arising out of or relating to this Agreement or any agreements or transactions contemplated hereby shall only be brought in any state or federal court located in Delaware. THE PARTIES AGREE THAT JURISDICTION AND VENUE IN ANY ACTION BROUGHT BY ANY PARTY PURSUANT TO THIS AGREEMENT SHALL PROPERLY AND EXCLUSIVELY LIE IN SUCH COURTS. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY IRREVOCABLY AND EXCLUSIVELY SUBMITS TO THE JURISDICTION OF SUCH COURTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY WITH RESPECT TO SUCH ACTION. THE PARTIES IRREVOCABLY AGREE THAT VENUE WOULD BE PROPER IN SUCH COURT, AND HEREBY WAIVE ANY OBJECTION THAT SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH ACTION. THE PARTIES FURTHER AGREE THAT THE MAILING BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, OF ANY PROCESS REQUIRED BY ANY SUCH COURT SHALL CONSTITUTE VALID AND LAWFUL SERVICE OF PROCESS AGAINST THEM, WITHOUT NECESSITY FOR SERVICE BY ANY OTHER MEANS PROVIDED BY STATUTE OR RULE OF COURT. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (III) IT MAKES SUCH WAIVER VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN PARAGRAPH.

27. Successors and Assigns. The provisions of this Guarantee will be binding upon and inure to the benefit of the Guaranteed Parties and will be binding upon the Guarantor and its successors. This Guarantee may not be assigned by the Guarantor or the Guaranteed Parties without the prior written consent of the other.

28. Severability. Wherever possible, any provision in this Guarantee which is held invalid or unenforceable by a court of competent jurisdiction from which no further appeal has or is taken shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guarantee, and any such invalidity or unenforceability in any one jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

29. Notice. All notices, requests, claims, demands and other communications hereunder shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery, by prepaid overnight courier (providing written proof of delivery), by transmission-mail (with confirmation of transmission other than by means of an automatically- generated reply) or by certified or registered mail (return receipt requested and first class postage prepaid), addressed as follows (or at such other address for a party as shall be specified by like notice):

If to the Guaranteed Parties:

780 Third Avenue 37th Floor
New York, NY 10017
Fax: (212) 573-8111
Email:
Attention: James E. Flynn, Peter Steelman, David J. Clark

with a copy to (which shall not constitute notice):

Robinson, Bradshaw & Hinson, P.A.
101 North Tryon Street, Suite 1900
Charlotte, NC 28246
Fax: (704) 339-3428
Email: mhenry@robinsonbradshaw.com
Attention: Mark O. Henry

If to the Guarantor:

540 Gaither Road, Suite 400,
Rockville, Maryland 20850
Attention: Joe Miller
Email: jmiller@cerecor.com

with a copy to (which shall not constitute notice):

Wyrick Robbins Yates & Ponton LLP
4101 Lake Boone Trail, Suite 300
Raleigh, North Carolina 27607
Attention: Don Reynolds
Email: dreynolds@wyrick.com

provided that any notice received at the addressee’s location on any business day after 5:00 p.m. (addressee’s local time) shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next business day.

30. Amendment. No term or provision of this Guarantee shall be amended, modified, altered, waived or supplemented except in a writing signed by Guarantor and the Guaranteed Parties.

[The remainder of this page has been intentionally left blank.]

THIS GUARANTEE executed effective the date first written above.

Cerecor Inc.

By:
Name
Title

Cerecor Inc.
By:
Name:Title:

Acknowledged and accepted:
Deerfield CSF, LLC

By:
Name: Title:

__________________________
Peter Steelman

__________________________
James Flynn

Exhibit B
Escrow Agreement

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”) is entered into as of November 1, 2019, by and among Armistice Capital Master Fund LTD (“Armistice”), James Flynn, Peter Steelman and Deerfield CSF, LLC (collectively, “Deerfield”, and together with Armistice, sometimes referred to individually as “Party” and collectively as the “Parties”), and JPMorgan Chase Bank, N.A. (“Escrow Agent”).

WHEREAS, the Parties have agreed to deposit in escrow certain funds and wish such deposit to be subject to the terms and conditions set forth herein.

1.
Appointment. The Parties hereby appoint Escrow Agent as their escrow agent for the purposes set forth herein, and Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2.
Fund; Investment. (a) Armistice agrees to deposit with Escrow Agent the sum of $15,000,000 (the “Escrow Deposit”). Escrow Agent shall hold the Escrow Deposit in one or more demand deposit accounts un-invested (the “Fund”) in a non-interest bearing account at JPMorgan Chase Bank, N.A.

(b) Escrow Agent will not provide supervision, recommendations or advice relating to either the investment of moneys held in the Fund or the purchase, sale, retention or other disposition of any investment described herein, and each Party acknowledges that it was not offered any investment, tax or accounting advice or recommendation by Escrow Agent with regard to any investment and has made an independent assessment of the suitability and appropriateness of any investment selected hereunder for purposes of this Agreement. Escrow Agent shall not have any liability for any loss sustained as a result of any investment made pursuant to the terms of this Agreement or as a result of any liquidation of any investment prior to its maturity or for the failure of an Authorized Representative of the Parties to give Escrow Agent instructions to invest or reinvest the Fund. Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Agreement.

(c) [RESERVED].

3.
Disposition and Termination.

(a) Escrow Agent shall immediately release the Fund, and in any event within one (1) Business Day, upon receipt of and in accordance with written instructions from an Authorized Representative of both Deerfield and Armistice in the form of Exhibit A-1 annexed hereto (a “Joint Written Instruction”). Alternatively, upon receipt by the Escrow Agent of a Final Determination expressly stating that such Party is owed all or a part of the Fund, then Escrow Agent shall, and is hereby authorized and directed to, disburse the money from the Fund in accordance with such Final Determination. For purposes of this Escrow Agreement, “Final Determination” means a final non-appealable order, decision, judgment or award of any court of competent jurisdiction or arbitrator, together with (i) a certificate from counsel of the prevailing Party attesting to the effect that such order, decision, judgment or award is final and non-appealable and from a court of competent jurisdiction or arbitrator having proper authority and (ii) a written instruction from an Authorized Representative of the instructing Party given to effectuate such order, decision, judgment or award. Escrow Agent shall be entitled to conclusively rely upon any such certification and instruction and shall have no responsibility to review the order, decision, judgment or award to which such certification and instruction refers or to make any determination as to whether such order, decision, judgment or award is final.

(b) Notwithstanding anything to the contrary set forth in Section 8, any instructions setting forth, claiming, containing, objecting to, or in any way related to the transfer or distribution of the Fund, must be in writing and executed by the appropriate Party or Parties as evidenced by the signatures of the person or persons signing this Agreement or one of the designated persons as set forth on the Designation of Authorized Representatives attached hereto as Schedule 1-A and 1-B (each an “Authorized Representative”), and delivered to Escrow Agent only by confirmed facsimile or as a Portable Document Format (“PDF”) attached to an email only at the fax number or email address set forth in Section 8 below. Each Designation of Authorized Representatives shall be signed by a Secretary, any Assistant Secretary or other duly authorized person of the named Party. No instruction for or related to the transfer or distribution of the Fund shall be deemed delivered and effective unless Escrow Agent actually shall have received it by facsimile or as a PDF attached to an email only at the fax number or email address set forth in Section 8 and in the case of a facsimile, as evidenced by a confirmed transmittal to the Party’s or Parties’ transmitting fax number. Escrow Agent shall not be liable to any Party or other person for refraining from acting upon any instruction for or related to the transfer or distribution of the Fund if delivered to any other fax number or email address, including but not limited to a valid email address of any employee of Escrow Agent. Notwithstanding anything to the contrary, the Parties acknowledge and agree that Escrow Agent (i) shall have no obligation to take any action in connection with this Agreement on a non-Business Day and any action Escrow Agent may otherwise be required to perform on a non-Business Day may be performed by Escrow Agent on the following Business Day and (ii) may not transfer or distribute the Fund until Escrow Agent has completed its security procedures.

(c) Each Party authorizes Escrow Agent to use the funds transfer instructions (“Initial Standing Instructions”) specified for it below to disburse any funds due to such Party, without a verifying call-back or email confirmation as set forth below:

Armistice:	Deerfield:
JPMorgan Chase Bank, N.A., New York ABA: Swift Address: Beneficiary: A/C Name: Swift Address:	Bank Name:
Bank Address:
ABA number:
Credit A/C Name:
Credit A/C #
If Applicable:
FFC A/C Name:
FFC A/C #:
FFC A/C Address:

(d) In the event any funds transfer instructions other than the Initial Standing Instructions are set forth in a permitted instruction from a Party or the Parties in accordance with this Agreement (any such additional funds transfer instructions, “Additional Standing Instructions” and, together with the Initial Standing Instructions, the “Standing Instructions”), Escrow Agent will confirm such Additional Standing Instructions by a telephone call-back or email confirmation to an Authorized Representative of such Party or Parties, and Escrow Agent may rely and act upon the confirmation of anyone purporting to be that Authorized Representative. No funds will be disbursed until such confirmation occurs. Each Party agrees that after such confirmation, Escrow Agent may continue to rely solely upon such Additional Standing Instructions and all identifying information set forth therein for such beneficiary without an additional telephone call-back or email confirmation. Further, it is understood and agreed that if multiple disbursements are provided for under this Agreement pursuant to any Standing Instructions, only the date, amount and/or description of payments may change without requiring a telephone call-back or email confirmation.

(e) The persons designated as Authorized Representatives and telephone numbers for same may be changed only in a writing executed by an Authorized Representative or other duly authorized person of the applicable Party setting forth such changes and actually received by Escrow Agent via facsimile or as a PDF attached to an email. Escrow Agent will confirm any such change in Authorized Representatives by a telephone call-back or email confirmation to an Authorized Representative and Escrow Agent may rely and act upon the confirmation of anyone purporting to be that Authorized Representative.

(f) Escrow Agent, any intermediary bank and the beneficiary's bank in any funds transfer may rely upon the identifying number of the beneficiary’s bank or any intermediary bank included in a funds transfer instruction provided by a Party or the Parties and, if applicable, confirmed in accordance with this Agreement. Further, the beneficiary’s bank in the funds transfer instructions may make payment on the basis of the account number provided in such Party’s or the Parties’ instruction and, if applicable, confirmed in accordance with this Agreement even though it identifies a person different from the named beneficiary.

(g) As used in this Section 3, “Business Day” shall mean any day other than a Saturday, Sunday or any other day on which Escrow Agent located at the notice address set forth below is authorized or required by law or executive order to remain closed. The Parties acknowledge that the security procedures set forth in this Section 3 are commercially reasonable. Upon delivery of the Fund in full by Escrow Agent pursuant to this Section 3, this Agreement shall terminate, and all the related account(s) shall be closed, subject to the provisions of Sections 6 and 7.

(h) Notwithstanding anything to the contrary contained in this Agreement, in the event that an electronic signature is affixed to an instruction issued hereunder to disburse or transfer funds, such instruction shall be confirmed by a verifying call-back (or email confirmation) to an Authorized Representative.

4.
Escrow Agent. Escrow Agent shall have only those duties as are specifically and expressly provided herein, which shall be deemed purely ministerial in nature, and no other duties, including but not limited to any fiduciary duty, shall be implied. Notwithstanding anything to the contrary, Escrow Agent has no knowledge of, nor any obligation to comply with, the terms and conditions of any other agreement, Escrow Agent shall not be responsible for determining the meaning of any capitalized term not entirely defined herein, nor shall Escrow Agent be required to determine if any Party has complied with any other agreement. Notwithstanding the terms of any other agreement, the terms and conditions of this Agreement shall control the actions of Escrow Agent. Escrow Agent may conclusively rely upon any written notice, document, instruction or request delivered by the Parties believed by it to be genuine and to have been signed by an Authorized Representative(s), as applicable, without inquiry and without requiring substantiating evidence of any kind and Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document, notice, instruction or request. Any notice, document, instruction or request delivered by a Party but not required under this Agreement may be disregarded by Escrow Agent. Escrow Agent shall not be liable for any action taken, suffered or omitted to be taken by it in good faith except to the extent that Escrow Agent's gross negligence or willful misconduct was the cause of any direct loss to either Party. Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through affiliates or agents. In the event Escrow Agent shall be uncertain, or believes there is some ambiguity, as to its duties or rights hereunder or receives instructions, claims or demands from any Party hereto which in Escrow Agent’s judgment conflict with the provisions of this Agreement, or if Escrow Agent receives conflicting instructions from the Parties, Escrow Agent shall be entitled either to: (a) refrain from taking any action until it shall be given (i) a joint written direction executed by Authorized Representatives of the Parties which eliminates such ambiguity or conflict or (ii) a court order issued by a court of competent jurisdiction (it being understood that Escrow Agent shall be entitled conclusively to rely and act upon any such court order and shall have no obligation to determine whether any such court order is final); or (b) file an action in interpleader. Escrow Agent shall have no duty to solicit any payments which may be due it or the Fund, including, without limitation, the Escrow Deposit nor shall Escrow Agent have any duty or obligation to confirm or verify the accuracy or correctness of any amounts deposited with it hereunder. The Parties grant to Escrow Agent a lien and security interest in the Fund in order to secure any indemnification obligations of the Parties or obligation for fees or expenses owed to Escrow Agent hereunder. Anything in this Agreement to the contrary notwithstanding, in no event shall Escrow Agent be liable for special, incidental, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

5.
Succession. Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving no less than thirty (30) days advance notice in writing of such resignation to the Parties or may be removed, with or without cause, by the Parties at any time after giving not less than thirty (30) days advance joint written notice to Escrow Agent. Escrow Agent’s sole responsibility after such thirty (30) day notice period expires shall be to hold the Fund and to deliver the same to a designated substitute escrow agent, if any, appointed by the Parties, or such other person designated by the Parties, or in accordance with the directions of a final court order, at which time of delivery, Escrow Agent’s obligations hereunder shall cease and terminate. If prior to the effective resignation or removal date, the Parties have failed to appoint a successor escrow agent, or to instruct Escrow Agent to deliver the Fund to another person as provided above, or if such delivery is contrary to applicable law, at any time on or after the effective resignation date, Escrow Agent may either (a) interplead the Fund with a court located in the State of New York and the costs, expenses and reasonable attorney’s fees which are incurred in connection with such proceeding may be charged against and withdrawn from the Fund; or (b) appoint a successor escrow agent of its own choice. Any appointment of a successor escrow agent shall be binding upon the Parties and no appointed successor escrow agent shall be deemed to be an agent of Escrow Agent. Escrow Agent shall deliver the Fund to any appointed successor escrow agent, at which time Escrow Agent’s obligations under this Agreement shall cease and terminate. Any entity into which Escrow Agent may be merged or converted or with which it may be consolidated, or any entity to which all or substantially all the escrow business may be transferred, shall be Escrow Agent under this Agreement without further act.

6.
Compensation; Acknowledgment. (a) The Parties agree jointly and severally to pay Escrow Agent upon execution of this Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing, shall be as described in Schedule 2.

(b) Each of the Parties further agrees to the disclosures and agreements set forth in Schedule 2.

7.
Indemnification and Reimbursement. The Parties agree jointly and severally to indemnify, defend, hold harmless, pay or reimburse Escrow Agent and its affiliates and their respective successors, assigns, directors, agents and employees (the “Indemnitees”) from and against any and all losses, damages, claims, liabilities, costs or expenses (including attorney’s fees) (collectively “Losses”), resulting directly or indirectly from (a) Escrow Agent’s performance of this Agreement, except to the extent that such Losses are determined by a court of competent jurisdiction to have been caused by the gross negligence, willful misconduct, or bad faith of such Indemnitee; and (b) Escrow Agent’s following, accepting or acting upon any instructions or directions, whether joint or singular, from the Parties received in accordance with this Agreement. The Parties hereby grant Escrow Agent a right of set-off against the Fund for the payment of any claim for indemnification, fees, expenses and amounts due to Escrow Agent or an Indemnitee. The obligations set forth in this Section 7 shall survive the resignation, replacement or removal of Escrow Agent or the termination of this Agreement.

8.
Notices. Except as otherwise provided in Section 3, all communications hereunder shall be in writing or set forth in a PDF attached to an email, and shall be delivered by facsimile, email or overnight courier only to the appropriate fax number, email address, or notice address set forth for each Party as follows:

If to Armistice:                           510 Madison Avenue; 7th Floor
New York, NY 10022
Attention: Anthony Cardone
Tel No.: (212) 231-4932
Email Address: acordone@armisticecapital.com

Account statements and billing:        [Insert address if different from above]

With copies to:                           (street address)
(City, state [country], zip [postal code])
Attention:
Tel No.:
Fax No.:
Email Address:

If to Deerfield:                            780 Third Ave. 37th Fl
New York, NY 10017
Attention: Elliot Press
Tel No.: (212) 583-7290
Email Address: epress@deerfield.com

If to Escrow Agent:                           JPMorgan Chase Bank, N.A.
                                                           Escrow Services
4 New York Plaza, Floor 11
New York, NY 10004
Attention: Renfred Pico / Donna Fitzsimmons
Fax No.: 212-552-2812
Email Address: ec.escrow@jpmorgan.com

9.
Compliance with Directives. In the event that a legal garnishment, attachment, levy, restraining notice, court order or other governmental order (a “Directive”) is served with respect to any of the Fund, or the delivery thereof shall be stayed or enjoined by a Directive, Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all such Directives so entered or issued, and in the event that Escrow Agent obeys or complies with any such Directive it shall not be liable to any of the Parties hereto or to any other person by reason of such compliance notwithstanding such Directive be subsequently reversed, modified, annulled, set aside or vacated.

10.
Miscellaneous. (a) The provisions of this Agreement may be waived, altered, amended or supplemented only by a writing signed by Escrow Agent and the Parties. Neither this Agreement nor any right or interest hereunder may be assigned by any Party without the prior consent of Escrow Agent and the other Party and any assignment in violation of this Agreement shall be ineffective and void. This Agreement shall be governed by and construed under the laws of the State of New York. Each Party and Escrow Agent irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. To the extent that in any jurisdiction either Party may now or hereafter be entitled to claim for itself or its assets, immunity from suit, execution, attachment (before or after judgment) or other legal process or immunity from liability, such Party shall not claim, and hereby irrevocably waives, such immunity. Escrow Agent and the Parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Agreement.

(b) No party to this Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Agreement because of, acts of God, fire, war, terrorism, floods, strikes, electrical outages, equipment or transmission failure, or other causes reasonably beyond its control. This Agreement and any joint instructions from the Parties may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument or instruction, as applicable. This Agreement may be executed and transmitted by facsimile or as a PDF attached to an email and each such execution shall be of the same legal effect, validity and enforceability as a manually executed original, wet-inked signature. All signatures of the parties to this Agreement may be transmitted by facsimile or as a PDF attached to an email, and such facsimile or PDF will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces, and will be binding upon such party. If any provision of this Agreement is determined to be prohibited or unenforceable by reason of any applicable law of a jurisdiction, then such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in such jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction. The Parties each represent, warrant and covenant that (i) each document, notice, instruction or request provided by such Party to Escrow Agent shall comply with applicable laws and regulations; (ii) such Party has full power and authority to enter into this Agreement and to perform all of the duties and obligations to be performed by it hereunder; and (iii) the person(s) executing this Agreement on such Party’s behalf and certifying Authorized Representatives in the applicable Schedule 1 has been duly and properly authorized to do so, and each Authorized Representative of such Party has been duly and properly authorized to take actions specified for such person in the applicable Schedule 1. Except as expressly provided in Section 7 above, nothing in this Agreement, whether express or implied, shall be construed to give to any person or entity other than Escrow Agent and the Parties any legal or equitable right, remedy, interest or claim under or in respect of the Fund or this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

ESCROW AGENT
ARMISTICE CAPITAL MASTER FUND LTD  JPMORGAN CHASE BANK, N.A.

By: ________________________	By: ________________________
Name: ________________________	Name: Christopher Palermo
Title: ________________________	Title: Vice President

DEERFIELD CSF, LLC

By: ___________________________
Name: ___________________________
Title: ___________________________

__________________________________
James Flynn

__________________________________
Peter Steelman

EXHIBIT A-1

Form of Escrow Release Notice – Joint Instructions

JPMorgan Chase Bank, N.A., Escrow Services
[Address]
[Fax No.]
[Email Address]
Attention: [_______]

Date:

Re: [Name of Parties] – Escrow Agreement dated [ ]
Escrow Account no. [ ]

Dear Sir/Madam:

We refer to an escrow agreement dated [ ] among [ ], [ ] and JPMorgan Chase Bank, N.A., as Escrow Agent (the “Escrow Agreement”).

Capitalized terms in this letter that are not otherwise defined shall have the same meaning given to them in the Escrow Agreement.

Pursuant to Section [__] of the Escrow Agreement, [Armistice/Deerfield/the Parties] instruct[s] Escrow Agent to release the Fund, or the portion specified below, to the specified Party as instructed below.

Amount
(In writing)
Beneficiary
City
Country

US Instructions:
Bank
Bank address
ABA Number:
Credit A/C Name:
Credit A/C #:
Credit A/C Address:
If Applicable:
FFC A/C Name:
FFC A/C #:
FFC A/C Address:

International Instructions:
Bank Name:
Bank Address
SWIFT Code:
US Pay Through ABA:
Credit A/C Name:
Credit A/C # (IBAN #):
Credit A/C Address:
If Applicable:
FFC A/C Name:
FFC A/C # (IBAN #):
FFC A/C Address:

ARMISTICE:
______________________

By: __________________________
Name:
Title:
Date:

DEERFIELD:
______________________

By: _________________________________
Name:
Title:
Date:

Schedule 1-A

Armistice Capital Master Fund LTD

DESIGNATION OF AUTHORIZED
REPRESENTATIVES

The undersigned, _[______________]___, being the duly elected, qualified and acting _[______________]___ of Armistice Capital Master Fund LTD (“Armistice”), does hereby certify:

1. That each of the following representatives is at the date hereof an Authorized Representative, as such term is defined in the Escrow Agreement, dated October [__], 2019, by and among Armistice, Deerfield and Escrow Agent (the “Escrow Agreement”), that the signature appearing opposite each Authorized Representative’s name is the true and genuine signature of such Authorized Representative, and that each Authorized Representative’s contact information is current and up-to-date at the date hereof. Each of the Authorized Representatives is authorized to issue instructions, confirm funds transfer instructions by callback or email confirmation and effect changes in Authorized Representatives, all in accordance with the terms of the Escrow Agreement. Callbacks or emails confirming an instruction shall be made to an Authorized Representative other than the Authorized Representative who issued the instruction unless (a) only a single Authorized Representative is designated below, (b) the information set forth below changes and is not updated by Armistice such that only the Authorized Representative who issued the instruction is available to receive a callback or email confirmation, or (c) Armistice is an individual. Armistice acknowledges that pursuant to this Schedule, Escrow Agent is offering an option for callback or email confirmation to a different Authorized Representative, and if Armistice nevertheless names only a single Authorized Representative or fails to update Authorized Representative information, Armistice agrees to be bound by any instruction, whether or not authorized, confirmed by callback or email confirmation to the issuer of the instruction.

NAME	SIGNATURE	TELEPHONE, CELL NUMBER and EMAIL ADDRESS
Stephen Boyd	____________________________	(ph)__________________________ (cell)_________________________ (email)SBoyd@armisticecapital.com
____________________________	____________________________	(ph)__________________________ (cell)_________________________ (email)________________________

2.
Email confirmation is only permitted to a corporate email address for purposes of this Schedule. Any personal email addresses provided will not be used for email confirmation.

3.
This Schedule may be signed in counterparts and the undersigned certifies that any signature set forth on an attachment to this Schedule is the true and genuine signature of an Authorized Representative and that each such Authorized Representative’s contact information is current and up-to-date at the date hereof.

4.
That pursuant to Armistice’s governing documents, as amended, the undersigned has the power and authority to execute this Designation on behalf of Armistice, and that the undersigned has so executed this Designation this _[____]_ day of October, 2019.

5.
Notwithstanding the above, if Armistice is an individual, no signature will be required below.

Signature: _____________________________
Name: _____________________________
Title: _____________________________

FOR YOUR SECURITY, PLEASE CROSS OUT ALL UNUSED SIGNATURE LINES ON THIS SCHEDULE 1-A

All instructions, including but not limited to funds transfer instructions, whether transmitted by facsimile or set forth in a PDF attached to an email, must include the signature (or electronic signature subject to the conditions set forth in the Escrow Agreement) of the Authorized Representative authorizing said funds transfer on behalf of such Party.

Schedule 1-B

DEERFIELD

DESIGNATION OF AUTHORIZED
REPRESENTATIVES

The undersigned does hereby certify:

1.
That each of the following representatives is at the date hereof an Authorized Representative, as such term is defined in the Escrow Agreement, dated ________________, 20__, by and among Armistice, Deerfield and Escrow Agent (the “Escrow Agreement”), that the signature appearing opposite each Authorized Representative’s name is the true and genuine signature of such Authorized Representative, and that each Authorized Representative’s contact information is current and up-to-date at the date hereof. Each of the Authorized Representatives is authorized to issue instructions, confirm funds transfer instructions by callback or email confirmation and effect changes in Authorized Representatives, all in accordance with the terms of the Escrow Agreement. Callbacks or emails confirming an instruction shall be made to an Authorized Representative other than the Authorized Representative who issued the instruction unless (a) only a single Authorized Representative is designated below, (b) the information set forth below changes and is not updated by Deerfield such that only the Authorized Representative who issued the instruction is available to receive a callback or email confirmation, or (c) Deerfield is an individual. Deerfield acknowledges that pursuant to this Schedule, Escrow Agent is offering an option for callback or email confirmation to a different Authorized Representative, and if Deerfield nevertheless names only a single Authorized Representative or fails to update Authorized Representative information, Deerfield agrees to be bound by any instruction, whether or not authorized, confirmed by callback or email confirmation to the issuer of the instruction.

NAME	SIGNATURE	TELEPHONE, CELL NUMBER and EMAIL ADDRESS
James Flynn	____________________________	(ph)__________________________ (cell)_________________________ (email)________________________
____________________________	____________________________	(ph)__________________________ (cell)_________________________ (email)________________________
____________________________	____________________________	(ph)__________________________ (cell)_________________________ (email)________________________

2.
Email confirmation is only permitted to a corporate email address for purposes of this Schedule. Any personal email addresses provided will not be used for email confirmation.

3.
This Schedule may be signed in counterparts and the undersigned certifies that any signature set forth on an attachment to this Schedule is the true and genuine signature of an Authorized Representative and that each such Authorized Representative’s contact information is current and up-to-date at the date hereof.

4.
That pursuant to Deerfield’s governing documents, as amended, the undersigned has the power and authority to execute this Designation on behalf of Deerfield, and that the undersigned has so executed this Designation this _____ day of ______, 20__.

5.
Notwithstanding the above, if Deerfield is an individual, no signature will be required below.

Signature: _____________________________
Name: _____________________________
Title: _____________________________

FOR YOUR SECURITY, PLEASE CROSS OUT ALL UNUSED SIGNATURE LINES ON THIS SCHEDULE 1-B

All instructions, including but not limited to funds transfer instructions, whether transmitted by facsimile or set forth in a PDF attached to an email, must include the signature (or electronic signature subject to the conditions set forth in the Escrow Agreement) of the Authorized Representative authorizing said funds transfer on behalf of such Party.

SCHEDULE 2

Schedule of Fees and Disclosures for Escrow Agent Services

Schedule of Fees for Escrow Agent Services

Account Acceptance Fee . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . .  …...$ 3,500.00

Encompassing review, negotiation and execution of governing documentation, opening of the account, and completion of all due diligence documentation. Payable upon closing.

Annual Administration Fee . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . .  $ Waived.

The Administration Fee covers our usual and customary ministerial duties, including record keeping, distributions, document compliance and such other duties and responsibilities expressly set forth in the governing documents for each transaction. Payable upon closing and annually in advance thereafter, without pro-ration for partial years.

Extraordinary Services and Out-of-Pocket Expenses: Escrow Agent or any of its affiliates may receive compensation with respect to any investment directed hereunder including without limitation charging any applicable agency fee or trade execution fee in connection with each transaction. Any additional services beyond our standard services as specified above, and all reasonable out-of-pocket expenses including attorney’s or accountant’s fees and expenses will be considered extraordinary services for which related costs, transaction charges, and additional fees will be billed at Escrow Agent's then standard rate. Escrow Agent may impose, charge, pass-through and modify fees and/or charges for any account established and services provided by Escrow Agent, including but not limited to, transaction, maintenance, balance-deficiency, and service fees, agency or trade execution fees, and other charges, including those levied by any governmental authority.

Fee Disclosure & Assumptions: Please note that the fees quoted are based on a review of the transaction documents provided and an internal due diligence review, and assumes the escrow deposit will be continuously invested in [a MMDA][an interest bearing demand deposit account] at JPMorgan Chase Bank, N.A. Escrow Agent reserves the right to revise, modify, change and supplement the fees quoted herein if the assumptions underlying the activity in the account, level of balances, market volatility or other factors change from those used to set the fees described herein.

Payment of the invoice is due upon receipt.

Disclosures and Agreements:

Taxes.
The Parties shall duly complete such tax documentation or other procedural formalities necessary for Escrow Agent to complete required tax reporting and for the relevant Party to receive interest or other income without withholding or deduction of tax in any jurisdiction. Should any information supplied in such tax documentation change, the Parties shall promptly notify Escrow Agent. Escrow Agent shall withhold any taxes it deems appropriate in the absence of proper tax documentation or as required by law, including without limitation, the Foreign Account Tax Compliance Act (“FATCA”), and shall remit such taxes to the appropriate authorities.

Representations Relating to Section 15B of the Securities Exchange Act of 1934 (Rule 15Ba1-1 et seq.) (the “Municipal Advisor Rule”). Each Party represents and warrants to Escrow Agent that for purposes of the Municipal Advisor Rules, none of the funds (if any) currently invested, or that will be invested in the future, in money market funds, commercial paper or treasury bills under this Agreement constitute or contain (i) proceeds of municipal securities (including investment income therefrom and monies pledged or otherwise legally dedicated to serve as collateral or a source or repayment for such securities) or (ii) municipal escrow investments (as each such term is defined in the Municipal Advisor Rule).  Each Party also represents and warrants to Escrow Agent that the person providing this certification has access to the appropriate information or has direct knowledge of the source of the funds to be invested to enable the forgoing representation to be made.  Further, each Party acknowledges that Escrow Agent will rely on this representation until notified in writing otherwise.

Know Your Customer. To assist in the prevention of the funding of terrorism and money laundering activities, applicable law may require financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for the Parties: when the Parties open an account, Escrow Agent may ask for each Party’s name, address, date of birth (for natural persons), and/or other information and documents that will allow Escrow Agent to identify such Party. Escrow Agent may also request and obtain certain information from third party vendors regarding any Party. To fulfill Escrow Agent’s “know your customer” responsibilities and in connection with its performance of this Agreement, Escrow Agent may request information and/or documentation from each Party from time to time, including, without limitation, regarding such Party’s organization, business and, to the extent applicable, beneficial owner(s) of such Party, including relevant natural or legal persons, and such Party shall procure and furnish the same to Escrow Agent in a timely manner. Any information and/or documentation furnished by any Party is the sole responsibility of such Party and Escrow Agent is entitled to rely on the information and/or documentation without making any verification whatsoever (except for the authentication under the security procedures, as applicable). Each Party represents and warrants that all such information and/or documentation is true, correct and not misleading and shall advise Escrow Agent promptly of any changes and, except as prohibited by applicable law, such Party agrees to provide complete responses to Escrow Agent’s requests within the timeframes specified. If any Party fails to provide or consent to the provision of any information required by this paragraph, Escrow Agent may suspend or discontinue providing any service hereunder and resign pursuant to this Agreement.

OFAC Disclosure. Escrow Agent is required to act in accordance with the laws and regulations of various jurisdictions relating to the prevention of money laundering and the implementation of sanctions, including but not limited to regulations issued by the U.S. Office of Foreign Assets Control. Escrow Agent is not obligated to execute payment orders or effect any other transaction where the beneficiary or other payee is a person or entity with whom Escrow Agent is prohibited from doing business by any law or regulation applicable to Escrow Agent, or in any case where compliance would, in Escrow Agent’s opinion, conflict with applicable law or banking practice or its own policies and procedures. Where Escrow Agent does not execute a payment order or effect a transaction for such reasons, Escrow Agent may take any action required by any law or regulation applicable to Escrow Agent including, without limitation, freezing or blocking funds. Transaction screening may result in delays in the posting of transactions.

Abandoned Property. Escrow Agent is required to act in accordance with the laws and regulations of various states relating to abandoned property, escheatment or similar law and, accordingly, shall be entitled to remit dormant funds to any state as abandoned property in accordance with such laws and regulations. Without limitation of the foregoing, notwithstandingany instruction to the contrary, Escrow Agent shall not be liable to any Party for any amount disbursed from an account maintained under this Agreement to a governmental entity or public official in compliance with any applicable abandoned property, escheatment or similar law.

Information. The Parties authorize Escrow Agent to disclose information with respect to this Agreement and the account(s) established hereunder, the Parties, or any transaction hereunder if such disclosure is: (i) necessary in Escrow Agent’s opinion, for the purpose of allowing Escrow Agent to perform its duties and to exercise its powers and rights hereunder or for operational or risk management purposes or compliance with legal, tax and regulatory requirements, including, without limitation, FATCA; (ii) to a proposed assignee of the rights of Escrow Agent; (iii) to a branch, affiliate, subsidiary, employee or agent of Escrow Agent or to their auditors, regulators or legal advisers or to any competent court; (iv) to the auditors of any of the Parties; or (v) required by applicable law, regardless of whether the disclosure is made in the country in which each Party resides, in which the Escrow Account is maintained, or in which the transaction is conducted. The Parties agree that such disclosures by Escrow Agent and its affiliates may be transmitted across national boundaries and through networks, including those owned by third parties.

Foreign Exchange. If Escrow Agent accepts a funds transfer instruction under this Agreement for payment in a currency (the “Non-Account Currency”) other than the currency of the account (the “Account Currency”), Escrow Agent is authorized to enter into a foreign exchange transaction to sell to the Party or Parties the amount of Non-Account Currency required to complete the funds transfer and debit the account for the purchase price of the Non-Account Currency. If Escrow Agent receives a payment to the account in a Non-Account Currency, Escrow Agent is authorized to purchase the Non-Account Currency from the Party or Parties, and to credit the purchase price to the account in lieu of the Non-Account Currency. The applicable foreign exchange rate and spread for any of the foregoing transactions shall be determined by Escrow Agent in its sole discretion and may differ from foreign exchange rates and spreads at which comparable transactions are entered into with other customers or the range of foreign exchange rates or spreads at which Escrow Agent otherwise enters into foreign exchange transactions on the relevant date. Escrow Agent may generate additional profit or loss in connection with Escrow Agent’s execution of a foreign exchange transaction or management of its risk related thereto in addition to the applicable spread. Further, (i) Escrow Agent has full discretion to execute such foreign exchange transactions in such manner as Escrow Agent determines in its sole discretion and (ii) Escrow Agent may manage the associated risks of Escrow Agent’s own position in the market in a manner it deems appropriate without regard to the impact of such activities on the Parties. Any such foreign exchange transaction will be between Escrow Agent and a Party or Parties as principals, and Escrow Agent will not be acting as agent or fiduciary for the Parties.

Acknowledgment of Compensation and Multiple Roles. Escrow Agent is authorized to act under this Agreement notwithstanding that Escrow Agent or any of its subsidiaries or affiliates (such subsidiaries and affiliates hereafter individually called an “Affiliate” and collectively called “Affiliates”) may (A) receive fees or derive earnings (float) as a result of providing an investment product oraccount on the books of Escrow Agentpursuant to this Agreement orfor providing services or referralswith respect to investment products, or (B) (i) act in the same transaction in multiple capacities, (ii) engage in other transactions or relationshipswith the same entities to which Escrow Agent may be providing escrow or other services under this Agreement, (iii) refer clients to an Affiliate for services or (iv) enter into agreements under which referrals of escrow or related transactions are provided to Escrow Agent. JPMorgan Chase Bank, N.A. may earncompensation from any of theseactivities in addition to the fees charged for services under this Agreement.

FDIC Disclosure. In the event Escrow Agent becomes insolvent or enters into receivership, Escrow Agent may provide to the Federal Deposit Insurance Corporation (“FDIC”) account balance information for any account governed by this Agreement, as reflected on Escrow Agent’s end-of-day ledger balance, and the customer name and tax identification number associated with such accounts for the purposes of determining the appropriate deposit insurance coverage.  Funds held in such accounts will be insured by the FDIC under its applicable rules and limits.

THE FOLLOWING DISCLOSURES ARE REQUIRED TO BE PROVIDED UNDER APPLICABLE U.S. REGULATIONS, INCLUDING, BUT NOT LIMITED TO, FEDERAL RESERVE REGULATION D. WHERE SPECIFIC INVESTMENTS ARE NOTED BELOW, THE DISCLOSURES APPLY ONLY TO THOSE INVESTMENTS AND NOT TO ANY OTHER INVESTMENT.

Demand Deposit Account Disclosure. Escrow Agent is authorized, for regulatory reporting and internal accounting purposes, to divide an escrow demand deposit account maintained in the U.S. in which the Fund is held into a non-interest bearing demand deposit internal account and a non-interest bearing savings internal account, and to transfer funds on a daily basis between these internal accounts on Escrow Agent’s general ledger in accordance with U.S. law at no cost to the Parties. Escrow Agent will record the internal accounts and any transfers between them on Escrow Agent’s books and records only. The internal accounts and any transfers between them will not affect the Fund, any investment or disposition of the Fund, use of the escrow demand deposit account or any other activities under this Agreement, except as described herein. Escrow Agent will establish a target balance for the demand deposit internal account, which may change at any time.  To the extent funds in the demand deposit internal account exceed the target balance, the excess will be transferred to the savings internal account, unless the maximum number of transfers from the savings internal account for that calendar month or statement cycle has already occurred.  If withdrawals from the demand deposit internal account exceeds the available balance in the demand deposit internal account, funds from the savings internal account will be transferred to the demand deposit internal account up to the entire balance of available funds in the savings internal account to cover the shortfall and to replenish any target balance that Escrow Agent has established for the demand deposit internal account.  If a sixth transfer is needed during a calendar month or statement cycle, it will be for the entire balance in the savings internal account, and such funds will remain in the demand deposit internal account for the remainder of the calendar month or statement cycle.

MMDA Disclosure and Agreement. If MMDA is the investment for the escrow deposit as set forth above or anytime in the future, the Parties acknowledge and agree that U.S. law limits the number of pre-authorized or automatic transfers or withdrawals or telephonic/electronic instructions that can be made from an MMDA to a total of six (6) per calendar month or statement cycle or similar period. Escrow Agent is required by U.S. law to reserve the right to require at least seven (7) days’ notice prior to a withdrawal from a money market deposit account.

Unlawful Internet Gambling. The use of any account to conduct transactions (including, without limitation, the acceptance or receipt of funds through an electronic funds transfer, or by check, draft or similar instrument, or the proceeds of any of the foregoing) that are related, directly or indirectly, to unlawful Internet gambling is strictly prohibited.

Recordings.  Each Party and Escrow Agent consent to the other party or parties making and retaining recordings of telephone conversations between any Party or Parties on one hand and Escrow Agent on the other hand in connection with Escrow Agent’s security procedures.

Use of Electronic Records and Signatures. As used in this Agreement, the terms “writing” and “written” include electronic records, and the terms “execute”, “signed” and “signature” include the use of electronic signatures. Notwithstanding any other provision of this Agreement or the attached Exhibits and Schedules, any electronic signature that is presented as the signature of the purported signer, regardless of the appearance or form of such electronic signature, may be deemed genuine by Escrow Agent in Escrow Agent’s sole discretion, and such electronic signature shall be of the same legal effect, validity and enforceability as a manually executed, original, wet-inked signature; provided, however, that any such electronic signature must be an actual and not a typed signature. Any electronically signed agreement shall be an “electronic record” established in the ordinary course of business and any copy shall constitute an original for all purposes. The terms “electronic signature” and “electronic record” shall have the meanings ascribed to them in 15 USC § 7006. This Agreement and any instruction or other document furnished hereunder may be transmitted by facsimile or as a PDF file attached to an email.

Schedule I
Fixed Payments